UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                               September 21, 2004

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




            DELAWARE                      000-50397             51-0309588
---------------------------------  -----------------------  -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                         83201
 -------------------------------------------                    ----------
   (Address of Principal Executive Offices)                     (Zip Code)



                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE



Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the webcast of the Company's Analyst Day Meeting, scheduled for September 24, 2004.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS



Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated September 21, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMIS HOLDINGS, INC.


Date: September 21, 2004                    By: /s/ David Henry
------------------------                    ---------------------------------
                                            Name: David Henry
                                            Title: Senior Vice President and
                                                   Chief Financial Officer